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FORD MOTOR COMPANY AND SUBSIDIARIES CONSOLIDATED INCOME STATEMENT (in millions, except per share amounts) For the periods ended September 30, 2016 2017 2016 2017 Third Quarter First Nine Months (unaudited) Revenues Automotive $ 33,331 $ 33,646 $ 105,520 $ 107,234 Financial Services 2,612 2,802 7,626 8,209 Other — 3 — 7 Total revenues 35,943 36,451 113,146 115,450 Costs and expenses Cost of sales 30,668 30,288 93,707 96,345 Selling, administrative, and other expenses 2,657 2,919 8,131 8,439 Financial Services interest, operating, and other expenses 2,200 2,273 6,518 6,722 Total costs and expenses 35,525 35,480 108,356 111,506 Interest expense on Automotive debt 238 284 650 840 Non-Financial Services other income/(loss), net 672 709 2,126 2,079 Financial Services other income/(loss), net 132 45 305 141 Equity in net income of affiliated companies 403 316 1,342 935 Income before income taxes 1,387 1,757 7,913 6,259 Provision for/(Benefit from) income taxes 426 186 2,525 1,044 Net income 961 1,571 5,388 5,215 Less: Income/(Loss) attributable to noncontrolling interests 4 7 9 22 Net income attributable to Ford Motor Company $ 957 $ 1,564 $ 5,379 $ 5,193 EARNINGS PER SHARE ATTRIBUTABLE TO FORD MOTOR COMPANY COMMON AND CLASS B STOCK Basic income $ 0.24 $ 0.39 $ 1.35 $ 1.31 Diluted income 0.24 0.39 1.35 1.30 Cash dividends declared 0.15 0.15 0.70 0.50

FORD MOTOR COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET (in millions) December 31, 2016 September 30, 2017 (unaudited) ASSETS Cash and cash equivalents $ 15,905 $ 17,589 Marketable securities 22,922 20,492 Financial Services finance receivables, net 46,266 49,541 Trade and other receivables, less allowances of $392 and $407 11,102 10,277 Inventories 8,898 11,263 Other assets 3,368 3,570 Total current assets 108,461 112,732 Financial Services finance receivables, net 49,924 54,323 Net investment in operating leases 28,829 28,714 Net property 32,072 34,760 Equity in net assets of affiliated companies 3,304 3,344 Deferred income taxes 9,705 10,359 Other assets 5,656 7,041 Total assets $ 237,951 $ 251,273 LIABILITIES Payables $ 21,296 $ 23,566 Other liabilities and deferred revenue 19,316 19,612 Automotive debt payable within one year 2,685 3,551 Financial Services debt payable within one year 46,984 47,623 Total current liabilities 90,281 94,352 Other liabilities and deferred revenue 24,395 24,819 Automotive long-term debt 13,222 12,633 Financial Services long-term debt 80,079 85,305 Deferred income taxes 691 804 Total liabilities 208,668 217,913 Redeemable noncontrolling interest 96 97 EQUITY Common Stock, par value $.01 per share (3,986 million shares issued of 6 billion authorized) 40 40 Class B Stock, par value $.01 per share (71 million shares issued of 530 million authorized) 1 1 Capital in excess of par value of stock 21,630 21,804 Retained earnings 15,634 19,405 Accumulated other comprehensive income/(loss) (7,013) (6,759) Treasury stock (1,122) (1,253) Total equity attributable to Ford Motor Company 29,170 33,238 Equity attributable to noncontrolling interests 17 25 Total equity 29,187 33,263 Total liabilities and equity $ 237,951 $ 251,273

FORD MOTOR COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (in millions) For the periods ended September 30, 2016 2017 First Nine Months (unaudited) Cash flows from operating activities Net cash provided by/(used in) operating activities $ 17,052 $ 14,949 Cash flows from investing activities Capital spending (4,912) (4,936) Acquisitions of finance receivables and operating leases (43,746) (43,054) Collections of finance receivables and operating leases 30,254 32,988 Purchases of equity and debt securities (22,049) (20,550) Sales and maturities of equity and debt securities 22,022 22,953 Settlements of derivatives 330 62 Other 43 (5) Net cash provided by/(used in) investing activities (18,058) (12,542) Cash flows from financing activities Cash dividends (2,780) (1,988) Purchases of common stock (145) (131) Net changes in short-term debt 1,200 1,899 Proceeds from issuance of other debt 31,956 30,557 Principal payments on other debt (30,019) (31,378) Other (102) (124) Net cash provided by/(used in) financing activities 110 (1,165) Effect of exchange rate changes on cash and cash equivalents (36) 442 Net increase/(decrease) in cash and cash equivalents $ (932) $ 1,684 Cash and cash equivalents at January 1 $ 14,272 $ 15,905 Net increase/(decrease) in cash and cash equivalents (932) 1,684 Cash and cash equivalents at September 30 $ 13,340 $ 17,589

Selected Income Statement Information. The following table provides supplemental income statement information, by segment (in millions): For the period ended September 30, 2017 Third Quarter Automotive Financial Services All Other, Special Items, & Adjustments Consolidated Total revenues $ 33,646 $ 2,802 $ 3 $ 36,451 Total costs and expenses 32,987 2,273 220 35,480 Interest expense on Automotive debt — — 284 284 Other income/(loss), net 704 45 5 754 Equity in net income of affiliated companies 305 10 1 316 Income/(loss) before income taxes 1,668 584 (495) 1,757 Provision for/(Benefit from) income taxes 146 185 (145) 186 Net income/(Loss) 1,522 399 (350) 1,571 Less: Income/(Loss) attributable to noncontrolling interests 7 — — 7 Net income/(Loss) attributable to Ford Motor Company $ 1,515 $ 399 $ (350) $ 1,564 For the period ended September 30, 2017 First Nine Months Automotive Financial Services All Other, Special Items, & Adjustments Consolidated Total revenues $ 107,234 $ 8,209 $ 7 $ 115,450 Total costs and expenses 104,282 6,722 502 111,506 Interest expense on Automotive debt — — 840 840 Other income/(loss), net 1,962 141 117 2,220 Equity in net income of affiliated companies 910 25 — 935 Income/(loss) before income taxes 5,824 1,653 (1,218) 6,259 Provision for/(Benefit from) income taxes 887 507 (350) 1,044 Net income/(Loss) 4,937 1,146 (868) 5,215 Less: Income/(Loss) attributable to noncontrolling interests 22 — — 22 Net income/(Loss) attributable to Ford Motor Company $ 4,915 $ 1,146 $ (868) $ 5,193 The tables below provide supplemental consolidating financial information. The data is presented by our reportable segments, Automotive and Financial Services. All Other, Special Items, and Adjustments include our operating segments that did not meet the quantitative threshold to qualify as a reportable segment, special items, eliminations of intersegment transactions, and deferred tax netting.

Selected Balance Sheet Information. The following tables provide supplemental balance sheet information, by segment (in millions): September 30, 2017 Assets Automotive Financial Services All Other & Adjustments Consolidated Cash and cash equivalents $ 8,753 $ 8,835 $ 1 $ 17,589 Marketable securities 17,391 3,101 — 20,492 Financial Services finance receivables, net — 49,541 — 49,541 Trade and other receivables, less allowances 4,443 5,834 — 10,277 Inventories 11,263 — — 11,263 Other assets 2,400 1,169 1 3,570 Receivable from other segments 34 1,537 (1,571) — Total current assets 44,284 70,017 (1,569) 112,732 Financial Services finance receivables, net — 54,323 — 54,323 Net investment in operating leases 1,783 26,931 — 28,714 Net property 34,571 176 13 34,760 Equity in net assets of affiliated companies 3,238 106 — 3,344 Deferred income taxes 14,347 244 (4,232) 10,359 Other assets 5,311 1,660 70 7,041 Receivable from other segments — 1,156 (1,156) — Total assets $ 103,534 $ 154,613 $ (6,874) $ 251,273 Liabilities Automotive Financial Services All Other & Adjustments Consolidated Payables $ 22,341 $ 1,219 $ 6 $ 23,566 Other liabilities and deferred revenue 18,379 1,218 15 19,612 Automotive debt payable within one year 3,551 — — 3,551 Financial Services debt payable within one year — 47,623 — 47,623 Payable to other segments 1,534 — (1,534) — Total current liabilities 45,805 50,060 (1,513) 94,352 Other liabilities and deferred revenue 23,663 1,155 1 24,819 Automotive long-term debt 12,633 — — 12,633 Financial Services long-term debt — 85,305 — 85,305 Deferred income taxes 169 4,867 (4,232) 804 Payable to other segments 1,146 — (1,146) — Total liabilities $ 83,416 $ 141,387 $ (6,890) $ 217,913

SUPPLEMENTAL FINANCIAL INFORMATION

Selected Cash Flow Information. The following tables provide supplemental cash flow information, by segment (in millions):

	For the period ended September 30, 2017			
	First Nine Months			
Cash flows from operating activities	Automotive	Financial Services	All Other & Adjustments	Consolidated
Net cash provided by/(used in) operating activities	$ 5,575	$ 9,418	$ (44)	$ 14,949
*Reconciling Adjustments to Automotive Segment Operating Cash Flows**				
Automotive capital spending	(4,901)			
Settlements of derivatives	110			
Funded pension contributions	720			
Separation payments	100			
Other	28			
Automotive Segment Operating Cash Flows	$ 1,632			

* We measure and evaluate our Automotive segment operating cash flow on a different basis than Net cash provided by/(used in) operating activities in our consolidated statement of cash flows. Automotive segment operating cash flow includes additional elements management considers to be related to our Automotive operating activities, primarily capital spending and non-designated derivatives, and excludes outflows for funded pension contributions, separation payments, and other items that are considered operating cash flows under U.S. GAAP. The table above quantifies the reconciling adjustments to Net cash provided by/(used in) operating activities for the period ended September 30, 2017.

	For the period ended September 30, 2017			
	First Nine Months			
Cash flows from investing activities	Automotive	Financial Services	All Other & Adjustments	Consolidated
Capital spending	$ (4,901)	$ (35)	$ —	$ (4,936)
Acquisitions of finance receivables and operating leases	—	(43,054)	—	(43,054)
Collections of finance receivables and operating leases	—	32,988	—	32,988
Purchases of equity and debt securities	(16,188)	(4,359)	(3)	(20,550)
Sales and maturities of equity and debt securities	18,389	4,564	—	22,953
Settlements of derivatives	110	(48)	—	62
Other	(17)	18	(6)	(5)
Investing activity (to)/from other segments	286	—	(286)	—
Net cash provided by/(used in) investing activities	$ (2,321)	$ (9,926)	$ (295)	$ (12,542)

Cash flows from financing activities	Automotive	Financial Services	All Other & Adjustments	Consolidated
Cash dividends	$ (1,988)	$ —	$ —	$ (1,988)
Purchases of common stock	(131)	—	—	(131)
Net changes in short-term debt	208	1,691	—	1,899
Proceeds from issuance of other debt	575	29,982	—	30,557
Principal payments on other debt	(1,087)	(30,291)	—	(31,378)
Other	(49)	(75)	—	(124)
Financing activity to/(from) other segments	—	(332)	332	—
Net cash provided by/(used in) financing activities	$ (2,472)	$ 975	$ 332	$ (1,165)
Effect of exchange rate changes on cash and cash equivalents	$ 151	$ 291	$ —	$ 442

10

Ford Motor Company 3Q October 26, 2017

(Mils) Memo: 2016 2017 2016 2017 FY 2016 Net income / (Loss) attributable to Ford (GAAP) 957$ 1,564$ 5,379$ 5,193$ 4,596$ Income / (Loss) attributable to non-controlling interests 4 7 9 22 11 Net income / (Loss) 961$ 1,571$ 5,388$ 5,215$ 4,607$ Less: (Provision for) / Benefit from income taxes (426) (186) (2,525) (1,044) (2,189) Income / (Loss) before income taxes 1,387$ 1,757$ 7,913$ 6,259$ 6,796$ Less: Special items pre-tax (26) (217) (330) (441) (3,579) Adjusted pre-tax profit (Non-GAAP) 1,413$ 1,974$ 8,243$ 6,700$ 10,375$ 3Q YTD 2017 3Q YTD Diluted After-Tax Results (Mils) Diluted after-tax results (GAAP) 1,564$ 5,193$ Less: Impact of pre-tax and tax special items (170) (363) Adjusted net income – diluted (Non-GAAP) 1,734$ 5,556$ Basic and Diluted Shares (Mils) Basic shares (average shares outstanding) 3,972 3,975 Net dilutive options and unvested restricted stock units 24 21 Diluted shares 3,996 3,996 Earnings per share – diluted (GAAP) 0.39$ 1.30$ Less: Net impact of adjustments (0.04) (0.09) Adjusted earnings per share – diluted (Non-GAAP) 0.43$ 1.39$

EFFECTIVE TAX RATE RECONCILIATION TO ADJUSTED EFFECTIVE TAX RATE

	2017		Memo:
	3Q	YTD	FY 2016
Pre-Tax Results (Mils)			
Income / (Loss) before income taxes (GAAP)	$ 1,757	$ 6,259	$ 6,796
Less: Impact of special items	(217)	(441)	(3,579)
Adjusted pre-tax profit (Non-GAAP)	$ 1,974	$ 6,700	$ 10,375
Taxes (Mils)			
(Provision for) / Benefit from income taxes (GAAP)	$ (186)	$ (1,044)	$ (2,189)
Less: Impact of special items	47	78	1,121
Adjusted (provision for) / benefit from income taxes (Non-GAAP)	$ (233)	$ (1,122)	$ (3,310)
Tax Rate (Pct)			
Effective tax rate (GAAP)	10.6%	16.7%	32.2%
Adjusted effective tax rate (Non-GAAP)	11.8%	16.7%	31.9%

SPECIAL ITEMS

(Mils)	3Q		YTD		Memo:
	2016	2017	2016	2017	FY 2016
Pension and OPEB remeasurement gain / (loss)	$ -	$ -	$ (11)	$ -	$ (2,996)
Separation-related actions	$ (17)	$ (230)	$ (293)	$ (259)	$ (304)
Other Items					
San Luis Potosi plant cancellation	$ -	$ (12)	$ -	$ 41	$ (199)
Japan, Indonesia market closure	(9)	-	(26)	-	(80)
Next-generation Focus footprint change	-	25	-	(223)	-
Total other items	$ (9)	$ 13	$ (26)	$ (182)	$ (279)
Total pre-tax special items	$ (26)	$ (217)	$ (330)	$ (441)	$ (3,579)
Tax special items	$ (60)	$ 47	$ (127)	$ 78	$ 1,121
Memo:					
Special items impact on earnings per share*	$ (0.02)	$ (0.04)	$ (0.11)	$ (0.09)	$ (0.61)

13

Ford Motor Company 3Q October 26, 2017

For the periods ended September 30, 2016 2017 2016 2017 Third Quarter First Nine Months (unaudited) Financing revenue Operating leases $ 1,409 $ 1,394 $ 4,115 $ 4,141 Retail financing 780 891 2,273 2,518 Dealer financing 450 462 1,333 1,389 Other 10 17 29 51 Total financing revenue 2,649 2,764 7,750 8,099 Depreciation on vehicles subject to operating leases (1,085) (989) (3,174) (3,090) Interest expense (697) (810) (2,030) (2,308) Net financing margin 867 965 2,546 2,701 Other revenue Insurance premiums earned 38 38 118 120 Fee based revenue and other — 61 — 177 Total financing margin and other revenue 905 1,064 2,664 2,998 Expenses Operating expenses 287 324 891 930 Provision for credit losses 138 169 403 420 Insurance expenses 22 28 113 121 Total expenses 447 521 1,407 1,471 Other income, net 109 57 224 173 Income before income taxes 567 600 1,481 1,700 Provision for income taxes 181 186 441 507 Net income $ 386 $ 414 $ 1,040 $ 1,193 FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES CONSOLIDATED INCOME STATEMENT (in millions) ) )

December 31, 2016 September 30, 2017 (unaudited) ASSETS Cash and cash equivalents $ 8,077 $ 8,835 Marketable securities 3,280 3,101 Finance receivables, net 102,981 110,597 Net investment in operating leases 27,209 26,931 Notes and accounts receivable from affiliated companies 811 957 Derivative financial instruments 909 982 Other assets 2,822 3,075 Total assets $ 146,089 $ 154,478 LIABILITIES Accounts payable Customer deposits, dealer reserves, and other $ 1,065 $ 1,236 Affiliated companies 336 705 Total accounts payable 1,401 1,941 Debt 126,492 132,380 Deferred income taxes 3,230 3,633 Derivative financial instruments 166 420 Other liabilities and deferred income 1,997 2,020 Total liabilities 133,286 140,394 SHAREHOLDER’S INTEREST Shareholder’s interest 5,227 5,227 Accumulated other comprehensive income/(loss) (890) (405) Retained earnings 8,466 9,262 Total shareholder’s interest attributable to Ford Motor Credit Company 12,803 14,084 Shareholder’s interest attributable to noncontrolling interests — — Total shareholder’s interest 12,803 14,084 Total liabilities and shareholder’s interest $ 146,089 $ 154,478 FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET (in millions)

FORD MOTOR CREDIT COMPANY LLC AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (in millions) For the periods ended September 30, 2016 2017 First Nine Months (unaudited) Cash flows from operating activities Net cash provided by/(used in) operating activities $ 4,807 $ 4,451 Cash flows from investing activities Purchases of finance receivables (29,605) (30,543) Collections of finance receivables 24,174 27,254 Purchases of operating lease vehicles (10,974) (9,935) Liquidations of operating lease vehicles 6,090 6,623 Net change in wholesale receivables and other short-duration receivables 836 1,560 Purchases of marketable securities (5,794) (4,359) Proceeds from sales and maturities of marketable securities 4,368 4,564 Settlements of derivatives 8 (48) All other investing activities (152) (20) Net cash provided by/(used in) investing activities (11,049) (4,904) Cash flows from financing activities Proceeds from issuances of long-term debt 31,789 29,982 Principal payments on long-term debt (29,499) (30,291) Change in short-term debt, net 905 1,709 Cash distributions to parent — (406) All other financing activities (90) (74) Net cash provided by/(used in) financing activities 3,105 920 Effect of exchange rate changes on cash and cash equivalents (74) 291 Net increase/(decrease) in cash and cash equivalents $ (3,211) $ 758 Cash and cash equivalents at January 1 $ 8,886 $ 8,077 Net increase/(decrease) in cash and cash equivalents (3,211) 758 Cash and cash equivalents at September 30 $ 5,675 $ 8,835